EXHIBIT 4.6

                            Form of Stock Certificate

                            (American Eagle Graphic)

(Certificate                                                          (Amount of
     Number)                                                            Shares)

                          ANDERSEN GROUP, INCORPORATED
             INCORPORATED UNDER THE LAWS OF THE STATE OF CONNECTICUT

                                  COMMON STOCK
                       SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that                                           is the owner of

                                CUSIP 033501 10 7

full-paid and non-assessable shares without par value of the Common Stock of

                          ANDERSEN GROUP, INCORPORATED

transferable on the books of the Corporation, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.
         This  Certificate  is not valid  unless  countersigned  by the Transfer
Agent.


         IN WITNESS WHEREOF the duly authorized officers of this Corporation have hereunto subscribed their names and caused the corporate seal to be hereto affixed.

Dated:


Secretary                                                        President

(Corporate Seal Andersen Group, Incorporated)

COUNTERSIGNED
REGISTRAR AND TRANSFER COMPANY

BY                                   TRANSFER AGENT

AUTHORIZED OFFICER


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         The following  abbreviations,  when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM                    --       as tenants in common
TEN ENT                    --       as tenants by the entireties
JT TEN                     --       as joint tenants with right of
                                    survivorship and not as tenants in common
UNIF GIFT MIN ACT          --       __________Custodian _________________
                          (Cust)                  (Minor)
                                            under Uniform Gifts to Minors
                                            Act ____________________
                                                    (State)
Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto __________________.


Please Insert Social Security
or Other Identifying Number
of Assignee

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 .                                .
 .                                .
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Shares
of the  Common  Stock  represented  by the  within  Certificate,  and do  hereby
irrevocably   constitute  and  appoint
_____________________________________________________Attorney  to  transfer  the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: __________________, 19____.

                                             -----------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.